Exhibit 21
                                 SUBSIDIARIES

    The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 1998. The name of each indirect subsidiary is indented under the name of its parent Company.

                                                                JURISDICTION OF
STEWART ENTERPRISES, INC.                                        INCORPORATION

    Acme Mausoleum Corporation                                        LA
    Carolina Financial Corporation of Pickens                         SC
       Hill-Crest Memorial Park                                       SC
       Oconee Memorial Gardens, Inc.                                  SC
    Cemetery Management, Inc.                                         FL
       Arlington Memorial Park Cemetery and Funeral Home, Inc.        FL
       Baldwin-Fairchild Funeral Homes, Inc.                          FL
           All Faiths Memorial Park, Inc.                             FL
           Orlando Funeral Home, Inc.                                 FL
           The Simplicity Plan, Inc.                                  FL
       Bay Area Crematory, Inc.                                       FL
       Beth David Funeral Chapel Tampa, Inc.                          FL
       Beth David Memorial Chapel, Inc.                               FL
       Bruce Ocala Funeral Home, Inc.                                 FL
       Chapel Hill Cemetery, Inc.                                     FL
           Glen Haven Memorial Park, Inc.                             FL
                Highland Memory Gardens, Inc.                         FL
           Semoran Funeral Home, Inc.                                 FL
       Cheatham Hill Memorial Park, Inc.                              GA
       David C. Gross Funeral Home, Inc.                              FL
       Empresas Stewart-Cementerios, Inc.                             LA
       Empresas Stewart-Funerarias, Inc.                              LA
       Florida Hills Memorial Gardens, Inc.                           FL
       Garden of Memories, Inc.                                       FL
           A.P. Boza Funeral Home, Inc.                               FL
           Curry and Son Funeral Home, Inc.                           FL
           Woodlawn Memory Gardens, Inc.                              FL
       Good Shepherd Memorial Gardens, Inc.                           FL
       Hubbell Funeral Home and Crematory, Inc.                       FL
       Kent R. Palmer, Inc.                                           FL
       Kicliter Funeral Home, Inc.                                    FL
       Madcem of Florida, Inc.                                        FL
       Memorial Park Cemetery, Inc.                                   FL
       Oaklawn Park Cemetery and Funeral Home, Inc.                   FL
       Ocoee Park Cemetery, Inc.                                      FL
       Roberts Funeral Home, Inc.                                     FL
       Royal Palm Memorial Gardens, Inc.                              FL
       SEI - DELFL, Inc.                                              DE
       The Simplicity Plan of Puerto Rico, Inc.                       LA
       Sylvan Abbey Memorial Park, Inc.                               FL
       Turner Crematory, Inc.                                         FL
       Turner Funeral Homes, Inc.                                     FL
       Walsh & Wood Funeral Home, Inc.                                FL
       Woodlawn Park Cemetery Company                                 FL
           Memorial Sunset Park, Inc.                                 FL
           National Monument Co. Inc.                                 FL
           South Dade-Palms Memorial Park, Inc.                       FL
    Cole & Garrett Funeral Homes, Inc.                                TN
    Cunningham Memorial Park, Inc.                                    WV
    Dilday Brothers Huntington Valley Mortuary                        CA
    Dillard Memorial, Inc.                                            SC
    Eastlawn Corporation                                              GA
    Griffin Leggett, Inc.                                             AR
       Forest Hills Cemetery, Inc.                                    AR
       Griffin Leggett Healey & Roth, Inc.                            AR
       Griffin Leggett Insurance Agency, Inc.                         AR
       Gross Funeral Home, Inc.                                       AR
       Rest Hills Memorial Park, Inc.                                 AR
    Griffin Leggett-Conway, Inc.                                      AR
    Grupo Stewart de Mexico, S.R.L.                                   MX
       Agencia Eusebio Gayosso, S.R.L                                 MX
       Agencia Funeraria Gayosso, S.R.L                               MX
       Agencia Funeraria Los Angeles, S.R.L                           MX
       Prevision Gayosso, S.R.L                                       MX
       Tiempo y Vida, S.R.L                                           MX
    Highland Memorial Cemetery, Inc.                                  TN
    Holly Hill Memorial Park, Inc.                                    GA
    Holly Hills, Inc.                                                 TN
    Hopson Mortuary, Inc.                                             CA
    International Stone & Erectors, Inc.                              LA
    Investors Trust, Inc.                                             TX
    Kingsport Cemetery Corp.                                          TN
    Lake Lawn Metairie Funeral Home, Inc.                             LA
    Lake Lawn Metairie Funeral Home (Joint Venture)                   LA
    Lake Lawn Park, Inc.                                              LA
    Lakewood Memorial Park, Inc.                                      MS
    Lassila Funeral Chapels, Inc.                                     CA
    Le Groupe Stewart Inc. - Stewart Group Inc.                     Quebec
       Feron Funeral Homes, Inc.                                    Quebec
       Gestion La Souvenance Inc.                                   Quebec
       La Societe Cooperative de Frais Funeraires Inc.              Quebec
       Lepine - Cloutier Ltee.                                      Quebec
           Les Jardins Commemoratifs Laurentide Inc. /
              Laurentide Memorial Gardens Inc.                      Quebec
           Les Jardins Quebec                                       Quebec
           Parc Commemoratif La Souvenance Inc.                     Quebec
           Parc du Souvenir (1976) Inc. /
              Remembrance Park (1976) Inc.                          Quebec
       Parc Commemoratif de Montreal Inc. /
          Montreal Memorial Park, Inc.                              Quebec
           2756-5746 Quebec Inc.                                    Quebec
       Residences Funeraires Associees du Quebec Inc.               Quebec
       Stewart Immobilier (Canada) Inc. -
          Stewart Real Estate  (Canada)  Inc.                       Quebec
    Legacy One, Inc.                                                  WV
       Blue Ridge Funeral Home, Inc.                                  WV
       Blue Ridge Memorial Gardens, Inc.                              WV
       C.G.R., Inc.                                                   WV
       Eastern Cemetery Associates, Inc.                              WV
       Eastlawn Memorial Gardens, Inc.                                VA
       Eternal Light Funerals, Inc.                                   WV
       Findlay Cemetery, Inc.                                         OH
       Garden Cemetery Company, Inc.                                  WV
       Grandview Memory Gardens, Inc.                                 VA
       Greenhills Memory Gardens, Inc.                                VA
       Highland Memory Gardens, Inc.                                  VA
       Holly Memorial Gardens, Inc.                                   OH
       Holly Memorial Gardens, Inc.                                   VA
       Kanawha Plaza Partnership                                      WV
       Legacy One Service Corporation                                 WV
       Legacy One Tennessee, Inc.                                     TN
       LOI Charleston, Inc.                                           WV
       Monticello Memory Gardens, Inc.                                VA
       Mountain View Memory Gardens, Inc.                             WV
       National Exchange Trust, Ltd.                                  WV
       National Funeral Services, Inc.                                WV
       Newark Memorial Gardens, Inc.                                  OH
       Pleasant View Memory Gardens, Inc.                             WV
       Sunset Mausoleum, Inc.                                         WV
       Sunset Memory Gardens, Inc.                                    VA
       Williams-Blue Ridge Funeral Home, Inc.                         WV
    Les Investissements Stewart (Canada) Inc.  -
       Stewart Investments (Canada) Inc.                            Quebec
    McDermott - Crockett Mortuary, Inc.                               CA
    Memorial Services of Columbia, Inc.                               MO
       Lincoln Memorial Mortuary, Inc.                                NE
       The Lincoln Memorial Park Cemetery Association, Inc.           NE
       Memorial Funeral Home, Inc.                                    MO
    Metairie Cemetery Association                                     LA
       All Faiths Funeral Home, Inc.                                  LA
       Pine Crest Cemetery, Inc.                                      AL
    Montlawn Memorial Park, Inc.                                      NC
    Mount Olivet Cemetery, Inc.                                       LA
    The Nashville Historic Cemetery Association, Inc.                 TN
    Pasadena Funeral Home, Inc.                                       TX
    Restland Funeral Home, Inc.                                       TX
       Anderson-Clayton Bros. Funeral Homes, Inc.                     TX
           Little Bethel Memorial Park, Inc.                          TX
           Roselawn Memorial Gardens, Inc.                            TX
       Belew Funeral Home, Inc.                                       TX
       Bexar County Mortuary Services, Inc.                           TX
       Bluebonnet Hills Memorial Park, Inc.                           TX
           Bluebonnet Hills Funeral Home, Inc.                        TX
       Bright-Holland Funeral Home, Inc.                              TX
       Crespo & Sons, Incorporated                                    TX
       Dalton & Son Funeral Home, Inc.                                TX
       Emerald Hills Funeral Corporation                              TX
       Hilltop Memorial Park                                          TX
       J.E. Foust & Son Funeral Directors, Inc.                       TX
       Guardian Cremation Society, Inc.                               TX
       Guardian Funeral Home, Inc.                                    TX
       Laurel Land Memorial Park, Inc.                                TX
           Laurel Land Funeral Home, Inc.                             TX
           Singing Hills Funeral Home, Inc.                           TX
       Laurel Land of Fort Worth, Inc.                                TX
           Laurel Land Funeral Home of Fort Worth, Inc.               TX
       Lyons Funeral Home, Inc.                                       TX
       Metrocrest Funeral Home, Inc.                                  TX
       Restland of Dallas, Inc.                                       TX
           Abbey Plan of Texas, Inc.                                  TX
           Highland Memorial Gardens, Inc.                            TX
       SEI - DELTX, Inc.                                              DE
       Simplicity Plan of Texas, Inc.                                 TX
       Southpark Funeral Home, Inc.                                   TX
           South Memorial Park, Inc.                                  TX
    Rocky Mount Memorial Park, Inc.                                   NC
    Rose Haven Funeral Home & Cemetery, Inc.                          GA
    Royal Arms Apartments, Inc.                                       LA
    St. Bernard Memorial Gardens, Inc.                                LA
       St. Bernard Memorial Funeral Home, Inc.                        LA
    St. Vincent de Paul Cemetery Association                          LA
    S.E. Acquisition of California, Inc.                              CA
       All Souls Mortuary, Inc.                                       CA
       Ashes to Ashes, Inc.                                           CA
       Assumption Mortuary, Inc.                                      CA
       Barstow Funeral Homes, Inc.                                    CA
       Buchheim Family, Inc.                                          CA
       Calvary Mortuary of Los Angeles, California, Inc.              CA
       DeYoung Memorial Chapel, Inc.                                  CA
       Holy Cross Mortuary of Culver City, California, Inc.           CA
       Holy Cross Mortuary of Pomona, California, Inc.                CA
       Lombard & Company                                              CA
       N.D. Davis & Associates, Inc.                                  CA
       Queen of Heaven Mortuary, Inc.                                 CA
       Resurrection Mortuary, Inc.                                    CA
       Richard Pierce Funeral Service, Inc.                           CA
       San Fernando Mission Mortuary, Inc.                            CA
       Santa Clara Mortuary, Inc.                                     CA
       Scovern Mortuary, A California Corporation                     CA
       SDCA Holdings, Inc.                                            CA
           San Diego Cemetery Association                             CA
       S.E. Acquisition of Delano, California, Inc.                   CA
       S.E. Acquisition of Glendale, California, Inc.                 CA
       S.E. Acquisition of Lancaster, California, Inc.                CA
       S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.  CA
       S.E. Acquisition of Oakhurst, California, Inc.                 CA
       S.E. Acquisition of Oroville, California, Inc.                 CA
       S.E. Acquisition of San Diego, California, Inc.                CA
       Sentinel Cremation Societies, Inc.                             DE
       Simplicity Plan of California, Inc.                            CA
       Stewart Pre-Need Services, Inc.                                CA
       Stricklin/Snively Mortuary                                     CA
           Catalina Channel Cremation Society                         CA
       Wallace E. White & Howard J. Callanan, Inc.                    CA
       Woodside Chapel of Crippen & Flynn                             CA
    S.E. Acquisition of Murietta, California, Inc.                    CA
    S.E. Acquisition of Nevada, Inc.                                  NV
       Desert Memorial, Inc.                                          NV
       Neptune Society of Nevada, Inc.                                NV
       Reno Memorial, Inc.                                            NV
       S.E. Acquisition of Reno, Nevada, Inc,                         NV
    S.E. Acquisition of Oregon, Inc.                                  OR
       Amling/Schroeder Funeral Service, Inc.                         OR
       Chapel of the Roses, Inc.                                      OR
       Chapel of the Valley Funeral Home, Inc.                        OR
       Dutton, Inc.                                                   OR
       Greenwood Cemetery, Inc.                                       OR
       J. P. Finley & Son, Inc.                                       OR
           Sunset Hills Memorial Park                                 OR
       Niswonger & Reynolds, Inc.                                     OR
       S.E. Acquisition of Myrtle Creek, Oregon, Inc.                 OR
       S.E. Acquisition of Reedsport, Oregon, Inc.                    OR
    S.E. Acquisition of Santa Maria, California, Inc.                 CA
    S.E. Acquisition of Washington, Inc.                              WA
       Cremation Society Northwest, Inc.                              WA
       E.R. Butterworth & Sons                                        WA
    S.E. Australia, Inc.                                              LA
       Administrators & Managers Limited                          New Zealand
       Cemetery & Crematorium Finance Trust                       Queensland
       Nationwide Care Services PTY LTD                           Queensland
           South-East Asia and Australasian Services PTY LTD      Queensland
       Stewart Enterprises Australia PTY LTD                      Queensland
           Cemetery and Crematorium Management Services PTY LTD   Queensland
           Funeral Services of Australasia PTY LTD                Queensland
              Australian Funerals PTY LTD                         Queensland
                  Metropolitan Funeral Services PTY LTD           Queensland
              Dylhost PTY LTD                                   New South Wales
              Gregory & Carr Holdings PTY LTD                   New South Wales
                  Australian Pre-Arranged Funeral Plan PTY LTD New South Wales Crematorium Chapel Funerals of
                     Australasia PTY LTD                        New South Wales
                  F. Tighe & Co. PTY LTD                        New South Wales
                  Gregory & Carr PTY LTD                        New South Wales
                      Gregory & Carr of Sydney PTY LTD          New South Wales
                  William Lee & Sons PTY LTD                    New South Wales
              Sydney Cremation Services PTY LTD                 New South Wales
       Stewart Enterprises New Zealand Holdings Limited           New Zealand
    SEI - DELLA, Inc                                                  DE
    S.E. Mid-Atlantic, Inc.                                           MD
       Bartlett-Burdette-Cox Funeral Home, Inc.                       WV
       Benjamin Franklin P.M., Inc.                                   PA
       Blue Ridge Memorial Gardens, Inc.                              VA
       Bounds Funeral Home, Inc.                                      MD
       Brown Memorials, Inc.                                          NC
       C. J. Applegate & Sons, Inc.                                   NY
       Calfee Funeral Service of Pineville, Inc.                      WV
       Casdorph & Curry Funeral Home, Inc.                            WV
       Catawba Memorial Park, Inc.                                    NC
       Cedar Hill Cemetery Company, Inc.                              MD
       Central Stone Works, Incorporated                              NC
       Clinch Valley Memorial Cemetery, Inc.                          VA
       Crest Lawn Memorial Gardens, Inc.                              MD
       Dodd-Payne-Hess Funeral Home, Inc.                             WV
       Dunbar Funeral Home, Inc.                                      SC
       Evans Funeral Home, Inc.                                       NC
       Evans Funeral Home, Inc.                                       WV
       Evergreen Memorial Gardens, Inc.                               NC
       Everly Community Funeral Care, Inc.                            VA
       Everly Funeral Homes, Incorporated                             VA
       Everly  PFP,  Inc.                                             VA
       Fairfax Funeral Home, Inc.                                     VA
       Fine Finishes, Inc.                                            NC
       Fort Lincoln Cemetery, Inc.                                    MD
       Gardinier Colletti Memorial Home, Inc.                         NY
       Garner Family Funeral Home, Inc.                               GA
       Fort Lincoln Funeral Home, Inc.                                MD
       Garrett-Hillcrest, Inc.                                        NC
       George Washington Memorial Park, Inc.                          PA
       Graceland Mausoleum, Inc.                                      WV
       Haisten Funeral Homes, Inc.                                    GA
       Haisten Funeral Home of Henry Co.                              GA
       Harold C. Davis, Inc.                                          NC
       Highland Memory Gardens of Franklin County, Inc.               NC
       Hillcrest Memorial Cemetery, Inc.                              MD
       Hines-Rinaldi Funeral Home, Inc.                               MD
       John M. Taylor Funeral Home, Inc.                              MD
       Johnson Funeral Home, Inc.                                     NC
       Joseph W. Teague Funeral Home, Inc.                            VA
       Kimes Funeral Home, Inc.                                       WV
       Kirk & Nice, Inc.                                              PA
       Kirk & Nice Suburban Chapel, Inc.                              PA
       Klingel-Carpenter Mortuary, Inc.                               WV
       Lancaster Funeral Homes, Inc.                                  NC
       Loudon Park Cemetery Company                                   MD
           Druid Ridge Cemetery Company                               MD
       Loudon Park Funeral Home, Inc.                                 MD
       The Mackey Mortuary, Inc.                                      SC
           Cannon Funeral Home, Inc.                                  SC
       McLaurin's Funeral Home, Inc.                                  NC
       Miller-Lee, Inc.                                               NC
       Murphy Funeral Service, Inc.                                   NY
       Nalley's Funeral Home, Inc.                                    MD
       Oconee Memorial Funeral Home, Inc.                             SC
       Parklawn, Inc.                                                 MD
       Parklawn Memorial Gardens, Inc.                                NC
       The Parkwood Cemetery Company                                  MD
           Parkwood Management Co.                                    MD
       Pollock Wells Funeral Service, Inc.                            NC
       Richmond Memorial Parks, Inc.                                  VA
       S.E. Acquisition of Charleston, Inc.                           SC
       S.E. Acquisition of Clifton, New Jersey, Inc.                  NJ
       S.E. Acquisition of Fredonia, New York, Inc.                   NY
       S.E. Acquisition of Malden, West Virginia, Inc.                WV
       S.E. Acquisition of Pennsylvania, Inc.                         PA
       S.E. Acquisition of Pikeville, Kentucky, Inc.                  KY
       S.E. Acquisition of South Carolina, Inc.                       SC
       Stephen D. Posey Funeral Home, Inc.                            SC
       Stephens Services, Inc.                                        NC
       Sunset Memorial Park Company                                   PA
           Pet Haven, Inc.                                            PA
       Thomas-Yelverton Co.                                           NC
       Washington Memorial Cemetery, Inc.                             VA
       William W. Chambers, Inc.                                      MD
       Wilson Funeral Home, Inc.                                      WV
       Wise Corporation                                               VA
       1730 Investment Co., Inc.                                      NC
           Memorial Parks, Incorporated                               NC
           Taylor M. Simpson Co.                                      NC
    S.E. South-Central, Inc.                                          LA
       Andrew J. McGann & Son Funeral Home, Inc.                      IL
       Ellison Funeral Home, Inc.                                     AL
       Lathan Funeral Home, Inc.                                      AL
       Mt. Juliet Funeral Home, Inc.                                  TN
       Mt. Juliet Memorial Gardens, Inc.                              TN
       Nave Funeral Home of Lebanon, Inc.                             TN
       Pauley Funeral Home, Inc.                                      IA
       Pine Crest Funeral Home, Inc.                                  AL
           Faith Memorial Park & Mausoleum Company, Inc.              AL
           Valhalla Memory Gardens and Funeral Home, Inc.             AL
       Runyan Mangold, Inc.                                           KS
       S.E. Acquisition of Albuquerque, New Mexico, Inc.              NM
       S.E. Acquisition of Blue Island, Illinois, Inc.                IL
       S.E. Acquisition of Lithonia, Georgia, Inc.                    GA
       S.E. Acquisition of Muskogee, Oklahoma, Inc.                   OK
       S.E. Acquisition of Santa Fe, New Mexico, Inc.                 NM
       S.E. Cemetery Management of Wisconsin, Inc.                    WI
       West Lawn Cemetery, Inc.                                       NE
       Wyuka Funeral Home, Inc.                                       NE
       Wyuka Simplicity Plan, Inc.                                    NE
    S.E. of Tucson, Arizona, Inc.                                     AZ
    Stewart Enterprises (Europe), Inc.                                LA
       Cocheria Parana, S.A.                                       Argentina
       Euro Stewart Belgium, B.V.B.A.                               Belgium
           Begrafenisonderneming D. Bleyaert B.V.B.A.               Belgium
       Stewart Argentina S.R.L.                                    Argentina
           Casa Bassi S.R.L.                                       Argentina
           Casa Canepa S.R.L.                                      Argentina
           Casa LaSalle S.R.L.                                     Argentina
           Cementerio Parque Las Praderas S.A.                     Argentina
           Cocheria La Italo Argentina S.R.L.                      Argentina
           Del Lugar S.A.                                          Argentina
           Hector Garcia y Cia., S.R.L.                            Argentina
           Los Abrojos S.C.A.                                      Argentina
           Parque Ceremonial Cementerio Privado S.A.               Argentina
           Perisse Laffue S.R.L.                                   Argentina
           Sepelios Las Heras S.A.                                 Argentina
    Stewart Holandesa, S.A. de C.V.                                   MX
    Stewart Resource Center, Inc.                                     LA
    Stewart Services, Inc.                                            LA
    Stewart Worldwide N.V.                                 Netherlands Antilles
       Stewart International (Netherlands) B.V.                   Netherlands
           Euro Stewart Espana, S.L.                                 Spain
              Funeraria Fontal, S.A.                                 Spain
              Funeraria Gasco, S.L.                                  Spain
              Funeraria La Piedad, S.L.                              Spain
           Euro Stewart France, SARL                                France
              Chasseignaux et Fils SA                               France
              Parthenos, S.A.                                       France
                  Sa Di Bernardo                                    France
                  Sa Pompes Funebres PLM                            France
                  Sa SFMOP                                          France
                      SARL Cunault                                  France
                  SARL Marbrerie Coulon                             France
                      SARL Etablisehment Dardenne                   France
                      SARL Marbrerie Dardenne                       France
                  SARL Mistre et Cie                                France
                  SARL Saint Hilaire                                France
                  SARL Sept                                         France
           Euro Stewart Portugal - SGPS, LDA.                      Portugal
              Agencia Funeraria Baptista "Filho", LDA.             Portugal
              Agencia Funeraria Barata
                 De Gastao Mendes Barata, S.A.                     Portugal
              Agencia Funeraria Borges, LDA                        Portugal
              Agencia Funeraria Ideal Do Alto de Sao Joao, LDA     Portugal
              Alberto Fernandes Da Luz, LDA.                       Portugal
              A Funeraria Luz De Oeiras, LDA.                      Portugal
              Funeraria Moderna Do Restelo, LDA.                   Portugal
           Stewart Enterprises New Zealand Unit Trust             New Zealand
              C H Barker                                          New Zealand
              Lambert R. Fountain                                 New Zealand
              Gee & Hickton                                       New Zealand
              Montagues Funeral Services                          New Zealand
              New Zealand Pre-Arranged Funeral Plan               New Zealand
              John Rhind                                          New Zealand
              Watney Sibun's                                      New Zealand
              Stewart  Enterprises New Zealand                    New Zealand
              Wairarapa Funeral Services                          New Zealand
              Yearbury Funeral Services                           New Zealand
           Uitvaart Beheer B.V.                                   Netherlands
              De Associatie Zijlweg Beheer B.V.                   Netherlands
                  De Associatie Kennemerland B.V.                 Netherlands
                      Uitvaartcentrum Aula West B.V               Netherlands
                      Uitvaartverzorging Heemstede B.V            Netherlands
    Strong & Burns Funeral Home, Inc.                                 NY
    Victor V. Desrosier, Inc.                                         CA